Revenue	9 Months Ended
Sep. 30, 2019
Revenue from Contract with Customer [Abstract]
Revenue	Revenue
Revenue disaggregated by customer profile is as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
	(in thousands)		(in thousands)

Top client	$80,857	$92,280	$270,416	$254,655
Clients 2-5	176,598	173,112	512,883	502,514
Clients 6-10	91,134	94,631	247,309	287,782
Clients 11-25	134,111	106,184	399,877	329,833
Other	227,741	188,810	649,945	541,968

Total	$710,441	$655,017	$2,080,430	$1,916,752

Accounts receivable, unbilled revenue (contract assets) and payments on account or unearned revenue (contract liabilities)

Accounts receivables and unbilled revenue are as follows:

	September 30, 2019	December 31, 2018
	(in thousands)
Contract assets:
Billed services (accounts receivable)	$412,648	$423,680
Unbilled services (unbilled revenue)	493,114	362,926
Accounts receivable and unbilled revenue	905,762	786,606
Allowance for doubtful accounts	(4,834)	(8,889)

Accounts receivable and unbilled revenue, net	$900,928	$777,717

Unbilled services and payments on account or unearned revenue (contract assets and liabilities) were as follows:

(in thousands, except percentages)	September 30, 2019	December 31, 2018	$ Change	% Change

Unbilled services (unbilled revenue)	$493,114	$362,926	$130,188	35.9%
Unearned revenue (payments on account)	(322,226)	(274,468)	(47,758)	17.4%

Net balance	$170,888	$88,458	$82,430	93.2%

Timing may differ between the satisfaction of performance obligations and the invoicing and collection of amounts related to our contracts with customers. We record assets for amounts related to performance obligations that are satisfied but not yet billed and/or collected. These assets are recorded as unbilled services and therefore contract assets rather than accounts receivables when receipt of the consideration is conditional on something other than the passage of time. Liabilities are recorded for amounts that are collected in advance of the satisfaction of performance obligations or billed in advance of the revenue being earned.

Unbilled services/revenue balances arise where invoicing or billing is based on the timing of agreed milestones related to service contracts for clinical research. Contractual billing arrangements in respect of certain reimbursable expenses (principally investigators) require billing by the investigator to the Company prior to billing by the Company to the customer.

Unbilled services as at September 30, 2019 increased by $130.2 million as compared to December 31, 2018. Payments on account or unearned revenue increased by $47.8 million over the same period resulting in an increase of $82.4 million in the net balance of unbilled services and payments on account or unearned revenue between December 31, 2018 and September 30, 2019. These fluctuations are primarily due to timing of payments and invoicing related to the Group's clinical trial management contracts.

The bad debt expense recognized on the Group's receivables and unbilled services was de minimis for the three and nine months ended September 30, 2019 and September 30, 2018.

As of September 30, 2019 approximately $5.2 billion of revenue is expected to be recognized in the future in respect of unsatisfied performance obligations. The Company expects to recognize revenue on approximately 40% of the unsatisfied performance obligation over the next 12 months, with the remainder recognized thereafter over the duration of the customer contracts.